UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 28, 2023

LEXARIA BIOSCIENCE CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52138	20-2000871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 - 740 McCurdy Road, Kelowna, BC Canada	V1X 2P7
(Address of principal executive offices)	(Zip Code)

(250) 765-6424

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share Warrants to Purchase Common Stock	LEXX LEXXW	The Nasdaq Capital Market The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On September 28, 2023, Lexaria Bioscience Corp., a Nevada corporation (the “Company”), entered into a securities purchase agreement (the “SPA”) with a certain institutional investor, pursuant to which the Company agreed to issue and sell to the investor (i) in a registered direct offering, 889,272 shares (the “Shares”) of Common Stock, par value $0.001 per share of the Company (the “Common Stock”) at a price of $0.97 per share, and pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to 729,058 shares of Common Stock at $0.9699 per share, at an exercise price of $0.0001 per share of Common Stock, and (ii) in a concurrent private placement, common stock purchase warrants (the “Private Placement Warrants”), exercisable for an aggregate of up to 1,618,330 shares of Common Stock, at an exercise price of $0.97 per share of Common Stock.

The securities to be issued in the registered direct offering were offered pursuant to the Company’s shelf registration statement on Form S-3 (File 333-262402) (the “Shelf Registration Statement”), initially filed by the Company with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), on January 28, 2022 and declared effective on February 4, 2022. The Pre-Funded Warrants are exercisable upon issuance and will remain exercisable until all of the Pre-Funded Warrants are exercised in full.

The Private Placement Warrants (and the shares of Common Stock issuable upon the exercise of the Private Placement Warrants) were not registered under the Securities Act, and were offered pursuant to an exemption from the registration requirements of the Securities Act provided under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated under the Securities Act. The Private Placement Warrants will become exercisable six months from issuance and will expire five years and six months from the issuance date, and in certain circumstances may be exercised on a cashless basis. If we fail for any reason to deliver shares of Common Stock upon the valid exercise of the Pre-Funded Warrants or Private Placement Warrants, subject to our receipt of a valid exercise notice and the aggregate exercise price, by the time period set forth in the Pre-Funded Warrants or Private Placement Warrants, we are required to pay the applicable holder, in cash, as liquidated damages as set forth in the Pre-Funded Warrants and Private Placement Warrants. The Pre-Funded Warrants and Private Placement Warrants also include customary buy-in rights in the event we fail to deliver shares of common stock upon exercise thereof within the time periods set forth in the Pre-Funded Warrants and Private Placement Warrants.

Under the terms of the Pre-Funded Warrants and Private Placement Warrants, a holder will not be entitled to exercise any portion of any such warrant, if, upon giving effect to such exercise, the aggregate number of shares of common stock beneficially owned by the holder (together with its affiliates, any other persons acting as a group together with the holder or any of the holder’s affiliates, and any other persons whose beneficial ownership of common stock would or could be aggregated with the holder’s for purposes of Section 13(d) or Section 16 of the Securities Exchange Act of 1934, as amended) would exceed, for the Pre-Funded Warrants, 9.99%; and, for the Private Placement Warrants, 4.99% of the number of shares of common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of such warrant, which percentage may be increased at the holder’s election upon 61 days’ notice to the Company subject to the terms of such warrants, provided that such percentage may in no event exceed 9.99%.

On October 3, 2023, the Company closed the registered direct offering and the private placement offering (collectively, the “Offering”), raising gross proceeds of $1,569,780.10 before deducting placement agent fees and other offering expenses payable by the Company. The Company may use the net proceeds from the Offering for research and development studies and the patent and legal costs associated thereto, and for general working capital purposes.

Pursuant to the terms of the SPA, the Company is required within 45 days of September 28, 2023 to file a registration statement on Form S-1 or other appropriate form if the Company is not then S-1 eligible registering the resale of the shares of Common Stock issued and issuable upon the exercise of the Private Placement Warrants. The Company is required to use commercially reasonable efforts to cause such registration to become effective within 181 days of the closing date of the Offering, and to keep the registration statement effective at all times until no investor owns any Private Placement Warrants or shares issuable upon exercise thereof.

2

Pursuant to the terms of the SPA, from October 3, 2023 until 75 days thereafter, subject to certain exceptions, we may not issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of common stock or common stock equivalents, or file any registration statement or any amendment or supplement thereto, other than a prospectus supplement for the Offering and the Form S-1 for the registration of the shares of Common Stock issued and issuable upon the exercise of the Private Placement Warrants.

Placement Agency Agreement

In connection with the Offering, on September 28, 2023, the Company entered into a placement agency agreement (the “Placement Agency Agreement”) with Maxim Group LLC (the “Placement Agent”). Pursuant to the terms of the Placement Agency Agreement, the Placement Agent agreed to use its reasonable best efforts to arrange for the sale of the Shares, Pre-Funded Warrants, and Private Placement Warrants. The Company will pay the Placement Agent a cash fee equal to 7.0% of the gross proceeds generated from such sales and will reimburse the Placement Agent for certain of its expenses in an aggregate amount up to $50,000.

The Placement Agency Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Placement Agent, including for liabilities under the Securities Act, other obligations of the parties, and termination provisions.

In addition, pursuant to certain “lock-up” agreements (each, a “Lock-Up Agreement”) that were required to be entered into as a condition to the closing of the SPA, our officers and directors have agreed, for a period of 30 days from September 28, 2023, not to engage in any of the following, whether directly or indirectly, without the consent of the purchaser under the SPA: offer to sell, sell, contract to sell pledge, grant, lend, or otherwise transfer or dispose of our common stock or any securities convertible into or exercisable or exchangeable for Common Stock (the “Lock-Up Securities”); enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Lock-Up Securities; make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any Lock-Up Securities; enter into any transaction, swap, hedge, or other arrangement relating to any Lock-Up Securities subject to customary exceptions; or publicly disclose the intention to do any of the foregoing.

The foregoing does not purport to be a complete description of each of the Placement Agency Agreement, the Pre-Funded Warrants, the Private Placement Warrants and the SPA and is qualified in its entirety by reference to the full text of each of such document, which are filed as Exhibits 1.1, 4.1, 4.2, 4.3 and 10.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Sichenzia Ross Ference Carmel, LLP, securities counsel to the Company, delivered an opinion as to the validity of the Shares, Pre-Funded Warrants and shares of Common Stock issuable upon exercise of the Pre-Funded Warrants, a copy of which is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02	Unregistered Sale of Equity Securities.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K (this “Form 8-K”) with respect to the issuance of Private Placement Warrants is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions, which can be identified by terminology such as “may,” “will,” “expects,” “anticipates,” “aims,” “potential,” “future,” “intends,” “plans,” “believes,” “estimates,” “continue,” “likely to” and other similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements are not historical facts and are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management, including, without limitation, the intended use of proceeds upon consummation of the Offering. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict, many of which are beyond the Company’s control, including, among other things, the Company’s ability to maintain its listing of Common Stock on the Nasdaq Capital Market, and those risks that may be included in the periodic reports and other filings that the Company files from time to time with the SEC, which may cause the Company’s actual results, performance and achievements to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by applicable law.

3

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Placement Agency Agreement by and between the Company and the Placement Agent entered into on September 28, 2023.
4.1	Form of Pre-Funded Warrant.
4.2	Form of Private Placement Warrant.
5.1	Opinion of Sichenzia Ross Ference Carmel LLP.
10.1	Form of Securities Purchase Agreement by and between the Company and a certain institutional investor.
23.1	Sichenzia Ross Ference Carmel LLP (Contained in Exhibit 5.1 above).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEXARIA BIOSCIENCE CORP.

/s/ Chris Bunka
Name: Chris Bunka
Title: CEO, Principal Executive Officer

Date: October 3, 2023

5